THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.43

ORIGINAL EQUIPMENT MANUFACTURER
SUPPLY AGREEMENT

      This Original Equipment Manufacturer Supply Agreement (the “Agreement”) is entered into this 23rd day of January, 2001 (the “Effective Date”) by and between QIAGEN Instruments AG (“Qiagen Instruments”), a corporation formed under the laws of Switzerland, with its principal place of business at Feldbachstrasse, CH-8634 Hombrechtikon, Switzerland, and Digene Corporation (“Digene”), a corporation formed under the laws of the state of Delaware, USA, with its principal place of business at 1201 Clopper Road, Gaithersburg, MD 20878.

      Whereas, Digene desires to buy and Qiagen Instruments desires to sell the instrument, including the specialized components, defined as the Product below.

      Now therefore, in consideration of the mutual covenants herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties (as defined below) agree as follows:

Article I
Definitions

      1.1. “Anniversary Date” shall mean each anniversary date of the Effective Date.

      1.2. “Confidential Information” shall mean any and all information relating to the businesses, properties, finances, employees, operations and prospects of either of the Parties and/or their affiliates, technical data, information, materials and other know-how, including trade secrets, presently owned by or developed by or licensed to, or on behalf of, Digene or Qiagen Instruments which relates to the development, manufacture, promotion, marketing, distribution, sale or use of any Product or any Qiagen Instrument product, which a Party and/or its affiliates discloses to the other Party and/or its affiliates in writing orally, visually or through some other media, except any portion thereof which:

(a)	is known to the receiving Party and/or its affiliates at the time of the disclosure, as evidenced by its written records;

(b)	is disclosed to the receiving Party and/or its affiliates by a third party having a legal right to do so;

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(c)	is or becomes patented, published or otherwise public knowledge through no fault of the receiving Party and/or its affiliates to whom such information has been disclosed; or

(d)	is independently developed by or for the receiving Party and/or its affiliates without use of Confidential Information disclosed hereunder, as evidenced by its written records.

      1.3. “Digene Design History File” shall mean a compilation of records containing the production history of a Product, including, but not limited to, all quality control testing and verification of release specifications.

      1.4. “Digene Material Specifications” shall mean the material specifications for the Product, as agreed upon in writing by Digene and Qiagen Instruments from time to time and as further defined in the attached “Quality Agreement for Qiagen Instruments Digene Rapid Capture™ System” by and between the Parties (the “Quality Agreement”), which indicate Digene’s criteria for acceptance of each Product. Each of the Quality Agreement and the Digene Material Specifications in effect as of the Effective Date are set forth in Exhibit A hereto. The Digene Material Specifications include specifications for parts to meet the Digene Automation Design Specifications, also described in Exhibit A, including [****] grippers and [****] place shakers with specialized clamps (Qiagen Parts #[****]) required to handle Digene Hybrid Capture® Test microwell plates, a plate lid and reagent trough lid; a reagent trough platform (Qiagen Parts #[****]) for [****] reagent troughs and [****] reagent trough lid stage; mounting for the Digene specimen tube rack; and Digene Rapid Capture Software (created from specific revisions of Qiagen Instruments [****] Software). Digene Material Specifications may be modified from time to time pursuant to Section 2.13 hereof and as set forth in the Quality Agreement. Digene Material Specifications may be modified from time to time pursuant to Section 2.13 hereof and as set forth in the Quality Agreement.

      1.5. “Parties” or “parties” shall refer exclusively to Qiagen Instruments and Digene and its subsidiaries.

      1.6. “Product” shall mean the Rapid Capture System (Plato [****]), an automated, robotic assay instrument, incorporating a customized gripper and modified shaker manufactured by Qiagen Instruments exclusively for Digene and Digene Rapid Capture™ Software (customized for Digene from specific revisions of Qiagen Instruments [****] Software, as currently configured or as modified in accordance with Exhibit A). The Product shall also include all spare parts, accessories and User Manuals required for the Rapid Capture System to perform validated Digene Hybrid Capture tests. Further, Qiagen Instruments shall provide reasonable assistance for the supply of spare parts in mutually agreed upon configurations and packaging. The Product is more fully described in Exhibits A, C and E attached hereto.

      1.7. “Purchase Order” shall mean the written purchase order form in the form attached hereto as Exhibit B.

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Article II
Supply Agreement

      2.1. Promise to Supply; Term; Termination. During the term of this Agreement, Qiagen Instruments shall supply Products to Digene, and Digene shall purchase Products from Qiagen Instruments, in accordance with the terms and conditions set forth herein. During the term of this Agreement, Qiagen Instruments shall also provide reasonable assistance and training to Digene in maintaining service procedure manuals, detailing schematics, diagnostics, troubleshooting and repair of Products. Qiagen Instruments shall provide reasonable assistance to Digene for compilation of all information required for the Digene Design History File for the Product including but not limited to information regarding design verification and validation. The initial term of this Agreement shall be five (5) years from the Effective Date. This Agreement shall be automatically renewed in its entirety for a subsequent two (2) year period and, thereafter, for subsequent, successive one (1) year periods, unless either Party gives notice of its election not to renew the Agreement not less than 120 days prior to the expiration of the initial or any extended term. This Agreement may be terminated by Digene for any reason with six months’ prior written notice to Qiagen Instruments. This Agreement may otherwise be terminated as provided in Section 5.5.

      2.2. Purchase Forecasts; Minimums.

(a)	Forecasts. Digene shall specify its anticipated requirements for Products to be manufactured by Qiagen Instruments hereunder by issuing a 12-calendar month rolling forecast, which Digene shall update on a monthly basis not later than the fifteenth (15th) day of each month to cover the period of the following 12 full calendar months. With each update of the rolling forecast, Digene shall notify Qiagen Instruments of its delivery requirements for the next Frozen Period (as defined below) using a “schedule” document, which shall specify “release” quantities with respect to Digene’s binding quantity commitment for that Frozen Period (or some other quantity to be mutually agreed). The “schedule” document shall reference Digene’s Purchase Order.

This 12-month rolling forecast is divided into the following three (3) periods:

(i) Frozen Period:

This period consists of the first month of each 12-calendar month rolling forecast. Within this first month period the delivery dates and quantities are fixed as of the fifteenth (15th) day of the previous month. The amount of the Products specified in such Frozen Period shall be binding on Digene, and Digene shall receive and pay for the amount of Products specified by it in the 12-calendar month rolling forecast for the Frozen Period and shall not amend the quantities reflected within this period after the fifteenth (15th) day of the previous month without the prior written consent of Qiagen Instruments.

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(ii) Variable Period:

This period immediately follows the Frozen Period in each 12-calendar month rolling forecast. The length of this period shall be the two (2) months immediately following the end of the Frozen Period. The amount of Products specified by Digene for any Variable Period must be purchased by Digene within twelve (12) months from the first day of the Variable Period. Therefore, on a rolling basis during the twelve (12) calendar months following the first day of each Variable Period, Digene shall receive and pay for the amount of Products specified in its 12-calendar month rolling forecast for that Variable Period. Digene’s obligation to purchase such Products shall apply whether or not a specific delivery date is specified by Digene.

(iii) Informative period:

This period immediately follows the Variable Period in each 12-calendar month rolling forecast. The length of this period shall be the balance of the 12-calendar month rolling period. All Products specified during this period shall be considered non-binding and are only good faith forecasts. During this period, Digene has no binding obligation to purchase any Product or parts.

(b)	Minimums. Digene shall be required to purchase at least [*******] Products during the period from twelve (12) months following the delivery date of the first Product meeting all specifications, including UL and CE certifiable configurations, defined in the Quality Agreement attached as Exhibit A (the “Accepted Product”), as follows: (i) a minimum of [*******] Products before six (6) months following the delivery date of the Accepted Product, and (ii) an aggregate minimum of [*******] Products before the end of the first twelve (12) month period. Digene shall be required to purchase a minimum of [*******] Products during the subsequent twelve (12) month period, and for each subsequent twelve (12) month period thereafter during the remaining term of the Agreement (or a pro rata portion thereof in the period during which the Agreement terminates). If Digene fails to purchase the foregoing minimum quantities in any of the specified periods, Digene shall be permitted to cure such failure within 45 days from the date Digene receives written notification from Qiagen Instruments describing such failure. If Digene does not cure such failure or otherwise resolve it to Qiagen Instruments’ satisfaction, Digene’s right to have Qiagen Instruments manufacture the customized gripper and specialized shaker with clamps on an exclusive basis will be converted to non-exclusive.

      2.3. Purchase Orders. All orders for Products shall be generated from Digene and shall be for a minimum of [*******] instruments (or any multiple thereof). Digene may place Purchase Orders for Products from Qiagen Instruments at any time; provided, however, that Purchase Orders given with respect to any Frozen Period or Variable Period may not exceed

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Digene’s binding quantity commitment for the applicable period by more than [*******] without Qiagen Instruments’ prior consent, and the Purchase Orders in any twelve (12) calendar month period may not exceed Digene’s total forecast for that twelve (12) calendar month period by more than [*******] without Qiagen Instruments’ prior consent. Digene shall order Products by issuing facsimile, telephonic orders or written Purchase Orders. Digene shall issue a confirming written Purchase Order within two (2) days after issuing any facsimile or telephonic order. Each Purchase Order shall specify Product number, Product description, quantity, delivery schedule and total price of the Purchase Order. Qiagen Instruments shall confirm in writing its acceptance of a Purchase Order within five (5) days after receipt of the written Purchase Order. Any Product delivered later than the schedule set forth in the Purchase Order and in accordance with Exhibit F due to Qiagen Instruments’ failure to ship timely shall result in a price reduction of [*******] per week until delivery.

      2.4. Exclusive Supplier and Buyer. Except as otherwise provided herein, Digene shall exclusively purchase all Products from Qiagen Instruments and Qiagen Instruments shall exclusively manufacture and sell the Products to Digene during the term described in Section 2.1 above.

      2.5. Pricing. Unit pricing for Products sold under this Agreement includes QC, packaging, labeling, and Certificate Of Analysis (“COA”). The pricing schedule following the Effective Date is specified in Exhibit D, and the price per unit decreases in stages as the amount of units forecasted to be purchased by Digene increases. In the event Digene fails to purchase all of the forecasted Products during the 12-month period following each Anniversary Date, Qiagen Instruments shall be refunded the price differential in accordance with Exhibit D, so that Qiagen Instruments shall have received the price per unit applicable to the lower number of Products actually purchased and received by Digene. In the event Digene purchases additional products over the amount of the forecasted products during the 12-month period following each Anniversary Date, Digene shall be refunded the price differential in accordance with Exhibit D, so that Qiagen Instruments shall have received the price per unit applicable to the increased number of Products actually purchased and received by Digene. Prices may be increased every 12 months by Qiagen Instruments by an amount not to exceed the published rate of inflation corresponding to the previous 12-month period as published in the Wall Street Journal. Qiagen Instruments shall provide to Digene three-month advance notice of a pending price increase.

      2.6. Freight; Shipping. Delivery of Products to Digene or its designee shall be FOB Qiagen Instruments’ facility in Switzerland. Digene shall be responsible for all freight, shipping and insurance costs and expenses incurred in connection with the shipment of the Products. Digene may choose its own freight forwarder and shall be billed directly if it chooses to do so.

      2.7. Risk of Loss. Title, possession and risk of loss of Products shall pass to Digene upon delivery of the Products to the courier selected by Digene at Qiagen Instruments’ facility in Switzerland.

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      2.8. Payment. Digene shall pay each invoice no later than forty-five (45) days from the date of each invoice. All invoices must be sent by First Class mail, postage prepaid. Payment shall be made in U.S. dollars. After 45 days from the date of the invoice, Digene shall be penalized at the rate of [*******] per month for any late payment and, in any event, must pay all outstanding invoices within ninety (90) days of the date of the invoice.

      2.9. Delivery Times. Qiagen Instruments shall deliver products in units of five (5) instruments (or any multiple thereof) as specified in the Purchase Order within the time periods set forth in Exhibit F of this Agreement.

      2.10. Quality Agreement Compliance. Qiagen Instruments shall abide by the terms and conditions set forth in the Quality Agreement as described above and attached as Exhibit A.

      2.11. Product Certification. Qiagen Instruments and Digene shall [*******] the costs for (i) the manufacture of one product to be used in the UL testing and certification processes required as defined for UL 3101 and CE EN292-1, 292-2, 5008-2, 55011 and 6101-1 and (ii) resulting in all UL and CE certifications required for the commercialization of the Product. Qiagen Instruments shall use all commercially reasonable efforts to obtain such certification in nine (9) to twelve (12) weeks following the finalization of the design of the Product as agreed by both Parties, including the provision of one instrument as stated in 2.11(ii) and required by the certifying laboratory. In no event shall the total aggregate amount for Digene’s [*******] portion of the costs set forth in this section exceed [********].

      2.12. Testing. Qiagen Instruments shall perform the inspections and tests called for in the COA and QC testing procedures and protocols, as specified in Exhibit G hereto, on each unit of Product and shall include a signed original of the COA with each unit of Product shipped to Digene. Qiagen Instruments shall test or inspect as appropriate all components and spare parts to meet defined incoming or in-process criteria. Digene, prior to the acceptance thereof, may inspect products upon their arrival at Digene’s facility. Digene shall be deemed to have accepted any products delivered to it hereunder unless Digene gives Qiagen Instruments notice within twenty (20) days after Digene’s receipt of such Products at their destination that any such Product is defective, damaged or fails to conform to the Digene Material Specifications; provided that Digene’s acceptance shall not limit Qiagen Instruments’ Warranty under Article III hereof. If Digene rejects any or all of a shipment of Products, then Digene shall promptly notify Qiagen Instruments in writing thereof (in any event not later than twenty (20) days after receipt as set forth above), which notice shall provide reasonable detail of the defects, damage or failure to conform in order to enable Qiagen Instruments to verify whether or not such shipment was defective, damaged or failed to conform to the Digene Material Specifications. Qiagen Instruments shall, at its option, if commercially reasonable, promptly replace or repair Product, or otherwise refund to Digene the price paid, if any, by Digene for the Product. In the event such Product is returned to Qiagen Instruments by Digene, it shall be delivered in accordance with shipping instructions received from Qiagen Instruments. Qiagen Instruments shall pay all costs of repairing and returning the Product or at Digene’s request, may consider the option of permitting Digene to repair the specific defective product and paying for costs of spare parts

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required for said repairs and at Digene’s rate of [********], subject to change by Digene upon 90-days written notice.

      2.13. Design Changes. Qiagen Instruments shall be allowed to make substitutions and modifications to the Product, including, without limitation, to reduce production costs, provided that such substitutions or modifications shall not adversely affect the form, fit, function or performance of the Product, and subject to written acceptance by Digene’s QSRC department. Qiagen Instruments shall notify Digene of its intention to make any Product improvements or changes in writing not less than three (3) months in advance of making any such Product improvements or changes. Written authorization by Digene’s QSRC department head, or his or her designee, representing Digene, shall be required before such improvements shall be made, which authorization shall not be unreasonably withheld. Digene has the right to request and Qiagen Instruments shall use reasonable commercial efforts to consider making necessary design changes based on validated design failures that impact the commercial success of Product. Any material changes to the Product implemented pursuant to this Section 2.13 shall be reflected in a revision of the Digene Quality Agreement Material Specifications defined in Exhibit A.

      2.14. Supply Subsequent to Termination. If either Party chooses to terminate this Agreement, then, so long as such termination is not a result of a breach by Digene, (a) Qiagen Instruments shall use reasonable commercial efforts to continue to manufacture and supply to Digene, on a non-exclusive basis, up to [************] additional Products during the twelve (12) months after such termination, provided that Digene shall pay a deposit of [****] of the total purchase price of such Products at the time of order with the remaining balance due according to the invoicing terms of this agreement, and (b) Qiagen Instruments shall supply Product Spare Parts as listed in Exhibit C and warranty and post warranty service to Digene for a period of 5 years following such termination.

      2.15. Representations and Warranties. Qiagen Instruments represents and warrants that it has knowledge of applicable legal requirements and that it has and shall maintain all permits, certifications and licenses necessary and proper to manufacture the Products as contemplated in this Agreement and that the equipment and facilities used in the manufacturing, testing and storage of the Products meet and shall continue to meet the requirements of all applicable laws, regulations and inspection criteria of Switzerland, its states, possessions and territories, regarding the manufacturing, testing and storage of the Products.

      2.16. Confidentiality. The parties shall not disclose the Confidential Information supplied by each Party to the other Party during the term of this Agreement (and for a period of five (5) years following the termination or expiration of this Agreement) and not to use such Confidential Information except for purposes contemplated by this Agreement.

(a)	Neither Party shall disclose Confidential Information which has been disclosed to it by the other Party to any other third party without the prior written consent of the disclosing Party, except either to the extent required by law to which either Party is subject or for the purposes of carrying out its rights and obligations under

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this Agreement. In the event the receiving Party is required by law to disclose Confidential Information of the disclosing Party, then the receiving Party shall not disclose such Confidential Information without first disclosing to the disclosing Party its intention to do so and reasonably cooperating with the disclosing Party to secure any appropriate protective order deemed desirable by the disclosing Party.

(b)	All Confidential Information transmitted by one Party to the other Party shall be treated by the receiving Party with the same care as it would exercise in the handling of its own confidential or proprietary information and in no event shall such information be disclosed to any person (including any employee, consultant, agent or contractor) unless it is necessary for the proper performance of this Agreement and provided that such person is made aware of the restrictions on the use of such Confidential Information.

(c)	Upon termination or expiration of this Agreement for any reason, each Party shall, as requested by the other, return all written Confidential Information which was disclosed by that other Party to an officer of the requesting Party.

(d)	The provisions of this Section 2.16 shall survive for a period of five (5) years after the termination or expiration of this Agreement.

Article III
Warranties

      3.1. Warranty: Qiagen Instruments warrants solely to Digene that the Products sold herein shall be free from manufacturing defects if the package remains in undamaged condition for the earlier of (i) a period of fifteen (15) months from the date of delivery to Digene’s courier or (ii) twelve (12) months from date of delivery to Digene’s end users (the “Warranty”). Free from manufacturing defects shall be defined as performance required to pass all specifications defined and measured in Section 2.12 herein and Section 10 in the Quality Agreement. Qiagen Instruments shall, during the applicable Warranty period, repair or replace (at Qiagen Instruments’ option) all defective Products following receipt of written notice from Digene of a defective Product. Qiagen Instruments shall pay all costs for parts and shipments of parts as required for repairs under Section 3.1.

      3.2. Warranty Limitations: The Warranty does not cover:

(a)	Parts and accessories which are expendable or consumable in the normal operation of the instrument;

(b)	Any loss, damage, and/or instrument malfunction resulting from shipping or storage, accident (fire, flood, or similar catastrophes normally covered by insurance), abuse, alteration, misuse, neglect, or breakage or abuse by the user;

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(c)	Operations other than in accordance with correct operating procedures and environmental and electrical specifications;

(d)	Improper or inadequate care, maintenance, adjustment, or calibration by the user.

      3.3. Warranty Returns: In Digene’s discretion, inoperable Products may be returned to Qiagen Instruments for repair under the condition of the Warranty on said Product. Digene shall instruct Qiagen Instruments to issue a “Return Authorization” for Products to be shipped back to Qiagen Instruments for repair. All shipping and repair costs shall be the responsibility of Qiagen Instruments if Products are covered by Warranty and the responsibility of Digene for Products not covered by Warranty.

      3.4. All warranties in effect shall survive the termination of this Agreement.

      3.5. Service – Replacement and Repair Service Policy: Digene or a designated Digene distributor may purchase an inventory of Product required for the temporary replacement of inoperable installed systems, where immediate availability of a functional instrument is required. Upon receipt of a “Return Authorization” for instruments to be shipped back to Qiagen Instruments for repair, all costs of repairs covered by Digene for instruments out of Warranty shall include the discounted parts prices (listed in Exhibit C) and an hourly rate of [********] for repair of the specified unit. Digene and Qiagen Instruments may mutually determine to establish Digene or a third party to be named for performing the said repairs rather than shipping the Product back to Qiagen Instruments.

Article IV
Disclaimer of Warranties

      4.1. All Products sold to Digene shall be subject to the terms of the Warranty set forth under Article 3 above.

EXCEPT FOR THE WARRANTY SET FORTH IN ARTICLE 3 OF THIS AGREEMENT, QIAGEN INSTRUMENTS MAKES NO EXPRESSED WARRANTY OTHER THAN THOSE HEREIN, AND EXCLUDES AND DISCLAIMS, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL IMPLIED WARRANTIES INCLUDING, WITHOUT LIMITATION, IMPLIED WARRANTIES IN CONNECTION WITH THE DESIGN, SALE AND MERCHANTABILITY OR FITNESS OF THE PRODUCT FOR ANY PARTICULAR PURPOSE OR USE, EXCEPT THAT THE PRODUCTS ARE FREE FROM MANUFACTURING DEFECTS AND CONFORM TO DIGENE’S MATERIAL SPECIFICATIONS. QIAGEN INSTRUMENTS SHALL HAVE NO LIABILITY WITH RESPECT TO ITS OBLIGATIONS UNDER THIS AGREEMENT OR OTHERWISE FOR CONSEQUENTIAL, EXEMPLARY, INCIDENTAL OR PUNITIVE DAMAGES.

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Article V
Indemnity and Remedies

      5.1. By Qiagen Instruments. Qiagen Instruments represents and warrants to Digene that, to its knowledge, the sale of the Product by Digene in accordance with this Agreement does not infringe any issued third party composition of matter patents or any other patents. Qiagen Instruments shall indemnify, defend and hold Digene and its affiliates and each of their officers, directors, employees, agents and consultants harmless from and against any damages, claims, liabilities, losses, judgements, awards, fines, penalties, costs and expenses (including reasonable attorneys’ fees and court costs) arising out of any claim resulting from any breach of the foregoing representation. Qiagen Instruments shall have sole control and authority with respect to the defense, settlement, or compromise thereof should any Products delivered hereunder become or, in Qiagen Instruments’ opinion, be likely to become the subject of such a claim. Qiagen Instruments may, at its option, either procure for Digene the right to continue purchasing and using such Products, or replace or modify such Products so that they become non-infringing. In such event, Qiagen Instruments may withhold further shipments of infringing or potentially infringing Products. Qiagen Instruments shall reimburse Digene for all losses related to any product recalls from noncompliance by Qiagen Instruments to United States FDA regulations or rejection or loss of IS0 certification or the like that prohibits Digene from doing business directly associated to the availability in good standing of the Product. Qiagen Instruments shall have no liability or obligation to Digene hereunder with respect to any patent, copyright or trade secret infringement or claim thereof based upon the following:

(a)	Compliance with designs, plans or specifications of Digene;

(b)	Use of the Product by Digene in combination with devices or Products not purchased hereunder where the Product would not itself be infringing;

(c)	Use of products by Digene in an application or environment for which such Products were not designed or contemplated;

(d)	Modifications of the Product by Digene; or

(e)	Any claim of infringement of a patent, copyright or trade secret in which Digene or any affiliate or customer of Digene has an interest or license.

      5.2. By Qiagen Instruments. Qiagen Instruments shall indemnify, defend and hold Digene and its affiliates and each of their officers, directors, employees, agents and consultants harmless from and against any damages, claims, liabilities, losses, judgements, awards, fines, penalties, costs and expenses (including reasonable attorneys’ fees and court costs) incurred by Digene as a result of or arising from Qiagen Instruments’ failure to perform any covenant made by or obligation of Qiagen Instruments under this Agreement and arising out of or resulting primarily from the failure of Qiagen Instruments to manufacture products in accordance with the Digene Material Specifications and any other requirements herein and in the Quality Agreement,

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except for claims arising directly from the acts, omissions or negligence of Digene; provided that:

(a)	Digene shall have promptly provided Qiagen Instruments written notice thereof and reasonable cooperation, information and assistance in connection therewith, and

(b)	Qiagen Instruments shall have sole control and authority with respect to the defense, settlement or compromise thereof.

      5.3. By Digene. Digene shall indemnify, defend and hold Qiagen Instruments harmless from and against any damages, claims, liabilities, losses, judgements, awards, fines, penalties, costs and expenses (including reasonable attorneys’ fees and court costs) incurred by Qiagen Instruments as a result of or arising from Digene’s activities under this Agreement, including, without limitation, product liability, customer warranty and service claims except for claims arising directly from the acts, omissions or negligence of Qiagen Instruments; provided that:

(a)	Qiagen Instruments shall have promptly provided Digene written notice thereof and reasonable cooperation, information and assistance in connection therewith, and

(b)	Digene shall have sole control and authority with respect to the defense, settlement or compromise thereof.

      5.4. Failure to Deliver Timely. Upon failure by Qiagen Instruments to deliver Products on a timely basis in accordance with the delivery schedules set forth in Exhibit F hereto, which failure continues for any reason (other than for a force majeure) for greater than sixty (60) days, Qiagen Instruments shall provide a written document stating the reason(s) for the non-delivery and the resolution and plans for delivery of Products on a timely basis. Failure on the part of Qiagen Instruments to implement said plan within the following sixty (60) day period shall give Digene the option, but not the obligation, to terminate this Agreement upon written notice to Qiagen Instruments, such termination to be effective immediately. Alternatively, at the end of such 120-day period, Digene shall have the right, if Digene elects not to terminate this Agreement, to cause Qiagen Instruments to enter into an agreement with an alternative manufacturer selected by Qiagen Instruments and approved by Digene (which approval shall not be unreasonably withheld) for the manufacture of Products for Digene. In such event, Qiagen Instruments shall grant a non-exclusive license to such alternative manufacturer of all technical information, design work, sketches, drawings, specifications, processes, prototype models and other proprietary information held by Qiagen Instruments applicable to the formulation, manufacture and assembly of the Product (collectively the “Production Materials”), for the sole purpose of manufacturing Products for Digene. Such license shall be for a term not longer than the greater of twelve (12) months or until such earlier time as Qiagen Instruments demonstrates to Digene’s reasonable satisfaction that it has the ability to satisfy Digene’s forecast for the

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following twelve (12) months. The right of Digene to cause Qiagen Instruments to grant a license with respect to the Production Materials as set forth herein shall not be granted if such delay is caused by increases in Purchase Orders by Digene that exceed the amount permitted in Section 2.3 hereof.

      5.5. Remedies Upon Event of Default. Upon the occurrence of an Event of Default (as defined below) by the other Party, any Party shall have the right to exercise any one or any combination of the following remedies, in addition to any other remedy or remedies which may be available to it under this Agreement, at law or in equity:

(a)	Terminate this Agreement by written notice thereof to the other Party, such termination to be immediately effective; and/or

(b)	Cancel any or all unfilled orders for Product submitted by Digene.

(c)	The following events shall be deemed “Events of Default”:

(i)	Digene fails to make any payment, when due under this Agreement pursuant to Section 2.8;

(ii)	Either Party fails to perform any of its covenants, obligations or responsibilities under the Agreement (other than payment obligations which are covered under sub-clause (i) above) which failure remains uncured for thirty (30) days after notice thereof from the non-breaching Party;

(iii)	The dissolution, termination of existence, liquidation or insolvency of either Party or the appointment of a custodian or receiver for either Party or any part of its property if such appointment is not terminated or dismissed within thirty (30) days;

(iv)	The institution by either Party of any proceeding under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally or the making by either Party of a composition or any assignment or trust mortgage for the benefit of creditors; and

(v)	The institution against either Party of a proceeding under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally, which proceeding is not dismissed within thirty (30) days of filing.

      5.6. Duties Upon Termination: Upon the termination of this Agreement by Qiagen Instruments upon an Event of Default under Sections 5.5(c)(i) or (ii), Digene shall pay to Qiagen

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Instruments, in full, within thirty (30) days of such termination, all amounts owed to Qiagen Instruments or promptly return to Qiagen Instruments any and all Products in the possession of Digene which have not been paid for, in the same condition as when delivered to Digene. Qiagen Instruments shall be entitled to set off and deduct from any money due Digene, any and all amounts due Qiagen Instruments from Digene.

      5.7. Limitation of Liability. Neither Party shall have liability to the other Party for incidental or consequential damages on account of the breach, termination or expiration of this Agreement. Without limiting the generality of the foregoing, neither Party shall be liable to the other Party on account of the breach, termination or expiration of this Agreement for reimbursement or damages for the loss of goodwill, prospective profits or anticipated sales, or on account of any expenditures, investment, leases or commitments made by such other Party or for any reason whatsoever based upon or growing out of such breach, termination or expiration.

Article VI
Miscellaneous

      6.1. Force Majeure. Neither Party shall be liable for any resulting loss if the fulfillment of any of the terms or provisions of the Agreement is delayed or prevented due to circumstances beyond its reasonable control, including, but not limited to, war, riots, civil commotion, labor strikes, lockouts, slowdowns, shortages, fire, flood, storm or other acts of God, yield problems, inability to obtain necessary labor or materials, unexpected escalation in price of materials, or any other cause not within the reasonable control of the parties.

      6.2. Notice. All notices required or permitted under this Agreement shall be deemed to have been received: (a) on the date delivered, if by personal delivery; (b) on the date of signature of a receipt of delivery, if sent by certified mail or other courier service in which a receipt of delivery is generated; (c) on the fifth business day following postmarking, if sent by First Class mail, postage prepaid; (d) on the first business day following the completed, legible telecopier transmission of the notice, if sent by telecopier; or (e) on the date of actual receipt, including acknowledged receipt by electronic mail (E-mail) if none of the foregoing methods were complied with.

To Qiagen Instruments	To Digene

Qiagen Instruments	Digene Corporation

Attn: Rainer Klotzbücher	Attn: Jeanmarie Curley

OEM Manager	V.P., Operations

Feldbachstrasse	1201 Clopper Road

CH-8634 Hombrechtikon, Switzerland	Gaithersburg, MD 20878

Phone: +41 55 254 21 11	Phone: 301-944-7202

Fax: +41 55 254 21 00	Fax: 301-944-7201

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And

Digene Corporation

Attn: Donna Marie Seyfried

V.P., Business Development

1201 Clopper Road

Gaithersburg, MD 20878

Phone: 301-944-7004

Fax: 301-944-7017

      6.3. Dispute Resolution.

(a)	The Parties recognize that bona fide disputes as to certain matters may arise from time to time during the term of this Agreement which relate to either Party’s rights and/or obligations. For any and all claims, disputes or controversies arising under, out of, or in connection with this Agreement, including any dispute relating to patent validity or infringement, which the Parties shall be unable to resolve (hereinafter a “Dispute”), the Party raising the Dispute shall promptly advise the other Party of the Dispute in writing, which writing shall describe in reasonable detail the nature of the Dispute. The Parties shall thereafter attempt to resolve the Dispute by good faith negotiations between their respective presidents (or their equivalents) within thirty (30) days after such notice is received (all references to “days” in this Section 6.3 are to calendar days). If the matter has not been resolved within thirty (30) days of the notice of the Dispute, or if the Parties fail to meet within such thirty (30) days, the Dispute shall be submitted to binding arbitration as provided in Section 6.3(b) below.

(b)	If the Parties have not been able to resolve the Dispute pursuant to Section 6.3(a) above, the Dispute shall be finally settled by binding arbitration as provided in this section. Unless otherwise agreed by the Parties and except as otherwise provided in this Agreement, any such arbitration shall be conducted (i) under the Rules of Arbitration of the International Chamber of Commerce (“ICC”), (ii) in The Hague, The Netherlands, and (iii) using the English language. The arbitration shall be conducted before three (3) arbitrators chosen according to the following procedure: each of the Parties shall appoint one arbitrator and the two so nominated shall choose the third. If the arbitrators chosen by the Parties cannot agree on the choice of the third arbitrator within fourteen (14) days of their appointment, then the third arbitrator shall be appointed by the ICC in accordance with its Rules of Arbitration; provided, that, under no circumstances shall the third arbitrator be an employee, director, or shareholder of either Party or any of their affiliates. Discovery (including, without limitation, the examination of witnesses and the review of relevant documents) shall be permitted upon a reasonable showing of a Party that fairness requires that such Party have access to witnesses, documents or other relevant evidence. The arbitrator(s) shall have the

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

authority to grant specific performance, and to allocate between the Parties the costs of arbitration in such equitable manner as they determine. The arbitral award shall be final, binding and non-appealable, unless manifestly contrary to the terms of this Agreement or applicable facts or law, and may be entered in any court of competent jurisdiction. The existence of the Dispute, any settlement negotiations, the arbitration proceeding, any submissions (including exhibits, testimony, proposed rulings, and briefs), and the rulings shall be deemed Confidential Information, and the arbitrators shall have the authority to impose sanctions for unauthorized disclosure of Confidential Information. The arbitrators may not, under any circumstances, make any award or determination contrary to the terms of the Agreement.

      6.4. Governing Laws. The laws of the State of Delaware shall govern this Agreement and performance under this Agreement.

      6.5. Severability. If any provision of this Agreement is invalid under any applicable stature or rule of law, it is to that extent to be deemed omitted, and the remainder of the Agreement shall be valid and enforceable to the maximum extent possible.

      6.6. Signatures Required; Two Originals. This Agreement shall not be binding or effective on either Party unless and until each Party has executed this Agreement by a corporate representative with authority to sign below. Each Party shall execute two copies of this Agreement, and each executed copy shall be considered an original for all purposes. The Party executing this Agreement shall forward to the other Party one of the two executed originals as soon as practical by mail to the address indicated above for notice.

      6.7. Section Headings. The article and section headings contained in this Agreement are for reference purposes only and shall not in any way control the meaning or interpretation of this Agreement.

      6.8. No Third Party Beneficiaries. Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any person other than the parties hereto any rights or remedies under this Agreement.

      6.9. Assignment and Corporate Reorganization. This Agreement is personal to the parties and shall not be assigned or transferred in whole or in part to any third party without the expressed written permission of the other Party. Furthermore, any attempted assignment shall be deemed null and void. Any attempt to assign or transfer this Agreement by any Party without written permission from the other Party shall be considered to be a material breach of this Agreement and would excuse any further performance by the other Party. However, this provision shall not apply with respect to any assignment of this Agreement to any affiliate or if such assignment is part of a merger of either Party with and into another company or sale of all or substantially all of the assets of either Party to a third party, provided that in connection with the sale of assets (A) such third party agrees to assume all obligations and liabilities of such

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Party set forth in this Agreement; and (B) such Party is not in default of its obligations under this Agreement at the time such assignment takes place.

      6.10. Injunctive Relief. If either Party breaches the provisions of Section 2.16 of this Agreement, the injured Party shall, without limiting its other rights or remedies, be entitled to equitable relief, including but not limited to, injunctive relief, because the unauthorized use, transfer or dissemination of Confidential Information provided by the injured Party to the breaching Party may substantially diminish the value of such information and may irreparably harm the injured Party. In addition, Digene shall be entitled to an injunction ordering specific performance of Qiagen Instruments’ obligation to grant a limited license to the Production Materials under the circumstances and subject to the conditions described in Section 5.4 hereof.

      6.11. Relationship of the Parties. Neither Party shall be responsible for the acts or omissions of the other Party, and neither Party shall have authority to speak for, represent or obligate the other Party in any way without prior written authority from the other Party.

      6.12. Entire Agreement. This Agreement and the Quality Agreement together constitute the entire agreement between Qiagen Instruments and Digene with respect to the subject matter hereof and shall not be amended, altered or changed except by a written agreement signed by the parties hereto. Any terms and conditions in any Purchase Order or other instrument issued by Digene or any of its customers in connection with this Agreement or the Quality Agreement which are in addition to or inconsistent with the terms and conditions of this Agreement or the Quality Agreement shall not be binding on Qiagen Instruments. Each of Qiagen Instruments and Digene acknowledges that it is not entering into this Agreement or the Quality Agreement on the basis of any representations not expressly contained herein.

      6.13. Waivers. No delay or omission on the part of either Party to this Agreement in requiring performance by the other Party or in exercising any right hereunder shall operate as a waiver of any provision hereof or of any right or rights hereunder; and the waiver, omission or delay in requiring performance or exercising any right hereunder on any one occasion shall not be construed as a bar to or waiver of such performance, or right, or of any right or remedy under this Agreement, on any future occasion.

      6.14. Rights and Remedies. All rights and remedies of either Party hereunder shall be cumulative and may be exercised singularly or concurrently. The failure of either Party, in any one or more instances, to enforce any of the terms of this Agreement shall not be construed as a waiver of future enforcement of that or any other term.

      6.15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

[Remainder of page intentionally left blank].

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      IN WITNESS THEREOF, Qiagen Instruments and Digene, intending to be legally bound hereby, have duly executed Agreement as of the day and year first above written.

Qiagen Instruments Corporation		Digene Corporation

By:	/s/ Robert Kundert	By:	/s/ Evan Jones

	Robert Kundert		Evan Jones

	Managing Director		CEO and Chairman of the

Board of Directors

Date:	23.01.2001	Date:	January 19, 2001

By:	/s/ Michael Collasius

Michael Collasius

Managing Director

Date:	23.01.2001

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EXHIBIT C

SPARE PARTS PRICE LIST

Description	US$

ROSYS SYRINGE PUMP ([****])

Syringe Pump Plato [****]	[*******]

Valve / Drive

Valve, [****] for [****] Syringe Pump	[*******]

Syringes

Syringe [****]	[*******]

PERISTALTIC PUMP

Peristaltic Pump, [****]	[*******]

Tubing Set, Peristaltic Pump, [****]	[*******]

PARTS OF THE ARM

Z-bar [****] for Plato [****]	[*******]

Tubing Clamp	[*******]

LabHand Z-bar incl. Linear bearing and “L” Lab Hand (Plato [****])	[*******]

LabHand, Standard (closed stacker) for Plato [****]	[*******]

LabHand for [****]	[*******]

Tip clamp for [****]	[*******]

Probe holder with level detector cable	[*******]

Probe tubing holding screw with bushing (Lemo Type)	[*******]

ELECTRONICS

[****]-CPU Board	[*******]

[****]-CPU Board	[*******]

[****]-Driver Board	[*******]

[****]-Driver Board	[*******]

[****]-Motor Board	[*******]

Option Board	[*******]

Shaker Board [****]	[*******]

Incubator Main Board	[*******]

Comparator Board [****] w/clot detection	[*******]

[****]-Assembly Main Board w/[****]	[*******]

[****]-Assembly [****]-Module	[*******]

[****]-Assembly Shaker Card	[*******]

Liquid Detection Board	[*******]

Washer Board	[*******]

[****] CPU Board/Driver Unit	[*******]

[****] Connector Board 1 (Arm)	[*******]

Syringe pump Board	[*******]

Level Detector Board	[*******]

[****]-Motor Connector Board (Arm)	[*******]

[****]-Adapter Board (Base Plate)	[*******]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Description	US$

[****] Connector Board 3 (Arm)	[*******]

Incubator Tower ([****]) Board DINCS	[*******]

Incubator Tower ([****]) Board	[*******]

POWER CORDS

Power Cord, USA	[*******]

Fuses

Fuses Set (for both 220 V and 110V)	[*******]

Interface Cables

Interface Cable, PC-Rapid Capture ([****])	[*******]

Interface Cable, Rapid Capture-Syringe Pump	[*******]

Interface Cable, Syringe Pump-Syringe Pump	[*******]

Interface Cable, Washer

Power Cables

Power Cables for [****] Pumps	[*******]

Flat Band Cables

[****]-Flat band (large) (not for crossing)	[*******]

[****]-Flat band cable Plato size [****]	[*******]

Interconnecting Motor Board Cable	[*******]

[****]-Flat band (small) (for crossing)	[*******]

Motor connecting ground cable	[*******]

Flat band cable [****]	[*******]

Flat band cable [****]	[*******]

Flat band cable [****]	[*******]

Flat band cable [****]	[*******]

Flex cable [****]	[*******]

Power Supply

Power Supply, [****]	[*******]

Motors

[****]-motor/gear/encoder for Plato [****]	[*******]

[****]-motor/gear/encoder	[*******]

[****]/Labhand-motor/gear/encoder for Plato [****]	[*******]

[****]-Motor/gear/encoder	[*******]

Incubator Tower ([****]) Motor (complete)	[*******]

Customized Racks

Digene Rack for reagents, Troughs, with lid storage position)	[*******]

Digene Trough Lid (for [****])	[*******]

Troughs, [****] ([****]), translucent	[*******]

Digene Plato [****] worktable support	[*******]

Front blind for [****]	[*******]

Digene wash station for [****] series	[*******]

Digene Pipetting Station for [****] plates with level adjustment	[*******]

Tubing Guide (periscope)	[*******]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Description	US$

Work Table Parts

Set of Pins (10 = 6 small, 4 large)	[*******]

Tray Holder for pre-packed [****] disposable tips	[*******]

Disposable tip eject position for Plato [****]	[*******]

External Accessories

Tubing coupling piece for system liquid container ([****])	[*******]

Lid coupling piece for system liquid container ([****])	[*******]

System liquid container ([****])	[*******]

System liquid container ([****]) with lid and tubing coupling	[*******]

Washer liquid container, [****]	[*******]

Tubing coupling piece for washer liquid container ([****])	[*******]

Lid coupling piece for washer liquid container ([****])	[*******]

Washer liquid container ([****])	[*******]

Washer liquid container ([****]) and lid and tubing couplings	[*******]

Lid coupling pieces (2x) for waste container ([****])	[*******]

Tubing coupling piece (washer tubing) for waste container ([****])	[*******]

Tubing coupling piece (waste station tubing) for waste container ([****])	[*******]

Waste container ([****])	[*******]

Waste container ([****]) with lid and tubing couplings	[*******]

TUBING (external)

Set Peristaltix Pump Tubing ([****] channel) for Plato [****]	[*******]

Peristalic Pump Inlet Tubing [****]

Peristaltic Pump Outlet Tubing (for Plato [****])[****]

Set of Pipet. Tubing for Plato [****] or [****] consists of:	[*******]

System liquid inlet (feed) tubing [****]

Syringe pump inlet tubing (for Plato [****])[****]

Syringe pump outlet tubing ([****])[****]

STACKERS AND INCUBATORS

Stackers

Plate stacker, detachable (open) for [****] microplates for Plato [****]	[*******]

Digene Plate Stacker (ambient, dark [****] plates, without doors)	[*******]

Incubators

Tension Springs (10 pcs.) for Incubator Tower ([****])	[*******]

Doors (5 pcs.) for Incubator Tower ([****])	[*******]

Incubator Tower ([****]) for Plato [****] holding [****] plates with drawer mechanism	[*******]

PLATE WASHER

Microplate washer module (Plato [****])	[*******]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Description	US$

Microplate washer for Plato [****] series (combined washer and pump module)	[*******]

Wash Heads

[****] Washer head	[*******]

Valve

Valve for washer	[*******]

Solenoid valve, 5-fold	[*******]

Pressure retaining valve for Washer Module Plato [****] / Plato [****]	[*******]

Tubing

Washer tubing set, Plato [****]	[*******]

Spares, Accessories, and Upgrades

Single head washer pump (dispensing)	[*******]

Twin head (Tandem) washer pump (vacuum)	[*******]

Washer boat	[*******]

SHAKERS

Shaker, [****]-plate for Plato [****]	[*******]

SERVICE KITS

Service Kit (Plato Series [****])	[*******]

CE Electronics Service Kit (Plato)	[*******]

Liquid Handling Kit Plato [****]	[*******]

INSTRUMENT OPTIONS

Disposable Sampling Tip Option

MANUALS (CD)

[****]	[*******]

[****] Hardware and Appendices	[*******]

[****]	[*******]

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EXHIBIT D

PRODUCT PRICE SCHEDULE

      Pricing for Rapid Capture™ System Instrument Products – Qiagen Instruments part #[****]:

Ordered Units

Per 12 month Period	Price per Unit

[*********] units	$[**********]

[**********] units	$[**********]

[**********] units	$[**********]

[**********] units	$[**********]

[**********] units	$[**********]

[**********] units	$[**********]

[**********] and higher units	$[**********]

D-1

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EXHIBIT F

PRODUCT LEAD TIME

•	Qiagen Instruments shall deliver Product from Purchase Orders for [**********] units or less within [**********] from the date of such Purchase Order.

•	Qiagen Instruments shall deliver Product from Purchase Orders for [**********] units in [**********] from the date of such Purchase Order.

•	Qiagen Instruments shall deliver Product from Purchase Orders for [**********] units in [**********] from the date of such Purchase Order.

•	Qiagen Instruments shall commence delivery of Product from Purchase Orders for more than [**********] units [**********] after the date of such Purchase Order and shall be completed at a time to be established and mutually agreed to by the parties upon the date of such Purchase Order.

F-1